                                                                      EXHIBIT 21


                             MURPHY OIL CORPORATION

             SUBSIDIARIES OF THE REGISTRANT AS OF DECEMBER 31, 1997

                                                                                                  Percentage
                                                                                                   of Voting
                                                                                                  Securities
                                                                            State or Other         Owned by
                                                                             Jurisdiction         Immediate
                Name of Company                                           of Incorporation         Parent
----------------------------------------------                            ----------------       ------------
MURPHY OIL CORPORATION (REGISTRANT)
  A.  El Dorado Engineering Inc.                                               Delaware             100.0
      1.  El Dorado Contractors Inc.                                           Delaware             100.0
  B.  Murphy Eastern Oil Company                                               Delaware             100.0
  C.  Murphy Exploration & Production Company (formerly Ocean
      Drilling & Exploration Company)                                          Delaware             100.0
      1.  Canam Offshore A. G. (Switzerland)                                   Switzerland          100.0
      2.  Canam Offshore Limited                                               Bahamas              100.0
          a.  Murphy Ireland Offshore Limited                                  Bahamas              100.0
          b.  Ocean Drilling Limited                                           Bahamas              100.0
      3.  El Dorado Exploration, S.A.                                          Delaware             100.0
      4.  Mentor Holding Corporation                                           Delaware             100.0
          a.  Mentor Excess and Surplus Lines Insurance Company                Delaware             100.0
          b.  Mentor Insurance and Reinsurance Company                         Louisiana            100.0
          c.  Mentor Insurance Limited                                         Bermuda               99.993
              (1) Mentor Insurance Company (U.K.) Limited                      England              100.0
              (2) Mentor Underwriting Agents (U.K.) Limited                    England              100.0
      5.  MEPCO Venezuela, Ltd.                                                Bahamas              100.0
      6.  Murphy Bangladesh Oil Company                                        Delaware             100.0
      7.  Murphy Building Corporation                                          Delaware             100.0
      8.  Murphy Denmark Oil Company                                           Delaware             100.0
      9.  Murphy Ecuador Oil Company Ltd.                                      Bermuda              100.0
      10. Murphy Equatorial Guinea Oil Company                                 Delaware             100.0
      11. Murphy Faroes Oil Co., Ltd.                                          Bahamas              100.0
      12. Murphy France Oil Company                                            Delaware             100.0
      13. Murphy Indus Energy Ltd.                                             Bahamas              100.0
      14. Murphy Ireland Oil Company                                           Delaware             100.0
      15. Murphy Italy Oil Company                                             Delaware             100.0
      16. Murphy New Zealand Oil Company                                       Delaware             100.0
      17. Murphy Overseas Ventures Inc.                                        Delaware             100.0
      18. Murphy Pacific Rim, Ltd.                                             Bahamas              100.0
      19. Murphy Pakistan Oil Company                                          Delaware             100.0
      20. Murphy Peru Oil Company, S.A.                                        Panama               100.0
      21. Murphy Philippines Oil Co. Ltd.                                      Bahamas              100.0
      22. Murphy Somali Oil Company                                            Delaware             100.0
      23. Murphy South Asia Oil Co., Ltd.                                      Bahamas              100.0
      24. Murphy South Atlantic Oil Company                                    Delaware             100.0
      25. Murphy-Spain Oil Company                                             Delaware             100.0
      26. Murphy Venezuela Oil Company, S.A.                                   Panama               100.0
      27. Murphy Western Oil Company                                           Delaware             100.0
      28. Murphy Yemen Oil Company                                             Delaware             100.0
      29. Norske Murphy Oil Company                                            Delaware             100.0
      30. Norske Ocean Exploration Company                                     Delaware             100.0
      31. Ocean Exploration Company                                            Delaware             100.0
      32. Ocean France Oil Company                                             Delaware             100.0
      33. Ocean Gabon Oil Company                                              Delaware             100.0

                                    Ex. 21-1

                                                             EXHIBIT 21 (CONTD.)


                            MURPHY OIL CORPORATION

        SUBSIDIARIES OF THE REGISTRANT AS OF DECEMBER 31, 1997 (CONTD.)

                                                                                                  Percentage
                                                                                                   of Voting
                                                                                                  Securities
                                                                            State or Other         Owned by
                                                                             Jurisdiction         Immediate
                Name of Company                                           of Incorporation         Parent
----------------------------------------------                            ----------------       ------------
MURPHY OIL CORPORATION (REGISTRANT) - Contd.
  C.  Murphy Exploration & Production Company - Contd.
      34. Ocean International Finance Corporation                              Delaware             100.0
      35. Odeco Gabon Oil Company                                              Delaware             100.0
      36. Odeco International Corporation                                      Panama               100.0
      37. Odeco Italy Oil Company                                              Delaware             100.0
      38. Sub Sea Offshore (M) Sdn. Bhd.                                       Malaysia              60.0
  D.  Murphy Oil Company, Ltd.                                                 Canada               100.0
      1.  340236 Alberta Ltd.                                                  Canada               100.0
      2.  Murphy Atlantic Offshore Finance Company Ltd.                        Canada               100.0
      3.  Murphy Atlantic Offshore Oil Company Ltd.                            Canada               100.0
      4.  Spur Refined Products Ltd.                                           Canada               100.0
      5.  Wascana Pipe Line Ltd.                                               Canada               100.0
  E.  Murphy Oil USA, Inc.                                                     Delaware             100.0
      1.  Arkansas Oil Company                                                 Delaware             100.0
      2.  Murphy Gas Gathering Inc.                                            Delaware             100.0
      3.  Murphy Latin America Refining & Marketing, Inc.                      Delaware             100.0
      4.  Murphy LOOP, Inc.                                                    Delaware             100.0
      5.  Murphy Oil Trading Company (Eastern)                                 Delaware             100.0
      6.  Spur Oil Corporation                                                 Delaware             100.0
  F.  Murphy Ventures Corporation                                              Delaware             100.0
  G.  New Murphy Oil (UK) Corporation                                          Delaware             100.0
      1.  Murphy Petroleum Limited                                             England              100.0
          a.  Alnery No. 166 Ltd.                                              England              100.0
          b.  H. Hartley (Doncaster) Ltd.                                      England              100.0
          c.  Murco Petroleum Limited                                          England              100.0
             (1)  European Petroleum Distributors Ltd.                         England              100.0
             (2)  Murco Petroleum (Ireland) Ltd.                               Ireland              100.0
  H.  Rowel Corporation                                                        Delaware             100.0

                                   Ex. 21-2